                                                                  EXHIBIT 23(3)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the heading "Experts" and to the use of our report dated July 19, 1995 related to Precision Aerotech, Inc. in this Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-36027) and related Prospectus of Axsys Technologies, Inc. for the registration of 1,757,833 shares of its Common Stock.

San Diego, California

September 29, 1997

                                          McGladrey & Pullen, LLP

                                          /s/ McGladrey & Pullen, LLP